                               DLJ WINTHROP FUNDS

Supplement Dated March 4, 1999 to Statement of Additional Information Dated February 23, 1999

FOR IMMEDIATE RELEASE                 Contact:    Jonathan Mairs
                                                  Edelman Worldwide
                                                  jonathan_mairs@edelman.com
                                                  212.704.4504

DLJ ASSET MANAGEMENT GROUP RENAMES CORE FAMILY OF MUTUAL FUNDS

New York, March 4, 1999 -- DLJ Asset Management Group (DLJAMG), a division of Donaldson, Lufkin & Jenrette Securities Corp., announced today that the Winthrop Funds have been renamed the DLJ Winthrop Funds. The change was enacted to better reflect the fact that both parts of DLJ's Asset Management Group--Wood, Struthers & Winthrop Management Corp. (WSW) and DLJ Investment Management Corp. (DLJIM)--are involved in the funds' management.

The DLJ Winthrop Funds give clients access to the same professionals who manage portfolios for high-net-worth individuals and institutional investors. The family of funds is comprised of ten open-end mutual funds including three domestic and two international equity funds, three fixed income funds and two money market funds. Typically, the DLJ Winthrop Funds have been designed for relatively conservative investors seeking investments representing consistent management approaches to core asset classes.

DLJ Asset Management Group, a division of Donaldson, Lufkin & Jenrette, is an integrated unit dedicated to individual and institutional investment management. With over $17.6 billion in assets under management, DLJ Asset Management Group's two components, DLJ Investment Management Corp. and Wood, Struthers & Winthrop Management Corp. (together with its subsidiary WSW Capital, Inc.), offer traditional and alternative investment advisory services to individual and institutional investors worldwide.

The following is a summary of the DLJ Winthrop Funds' investment objectives. For complete information about DLJ Winthrop Funds including charges and expenses, you may obtain a prospectus by calling 800-225-8011. Read it carefully before you invest or send money. The DLJ Winthrop Funds include:

DLJ Winthrop Growth and Income Fund: The fund's investment objective is long-term capital appreciation and continuity of income. The fund seeks to achieve this objective by investing in dividend paying common stock and by diversifying its investments among different industries and different companies. Guided by a tradition of conservative management, the fund invests in companies offering growth potential and regular dividend payments and well-established companies whose true value is not accurately reflected by the price of their stock.

Fund Manager: James A. Engle
Quotron Symbol: WFGIX

DLJ Winthrop Growth Fund: The fund's investment objective is long-term capital appreciation. The fund is managed with the belief that growth emerges over time, not overnight. Using disciplined research and analysis, the investment team looks for superior long-term growth by: allocating assets among industries in general proportion to the sector balance of the S&P 500 index (with the exception of gas and electric utilities sectors); paring down a buy list through extensive research by top-rated analysts; selecting companies that are worth at least $1 billion that are projected to grow at a rate faster than that of the S&P 500; and holding each company only until its long-term growth potential no longer meets the fund's requirements.

Fund Manager: Hugh M. Neuburger, Ph.D
Quotron Symbol: WIGRX

DLJ Winthrop Small Company Value Fund: The fund's investment objective is a high level of growth of capital. Using a value-oriented investment approach, the fund focuses on selecting stocks of smaller companies that have strong fundamentals without sacrificing potential for strong growth. The investment team looks primarily at firms with market capitalizations of $2 billion or less at the time of purchase that have: a product or market niche; consistent earnings over time; a relatively well-established industry presence; a stock price below the company's true value; and a proven management team that owns a significant stake in the company.

Fund Manager: Roger W. Vogel, CFA
Quotron Symbol: WFAGX

DLJ Winthrop Fixed Income Fund: The fund's investment objective is to provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and non-convertible debt securities of foreign and domestic companies, including both well-known and established and new and lesser-known companies. The fund takes a prudent approach to investing in bonds and other fixed-income securities, combining stringent quality standards with a focus on softening the effect of interest rate movements. This is accomplished by primarily purchasing: U.S. Treasury, federal agency and other federal mortgage-backed fixed-income securities; corporate debt instruments generally with an average quality of A or higher, as rated by Standard & Poor's Ratings Group or Moody's Investor Services, Inc.; highly-rated asset-backed securities; dollar-denominated debt securities of foreign issuers; and money market securities rated at least A-1 and Prime-1 by S&P and Moody's, respectively.

Fund Manager: Cathy A. Jameson
Quotron Symbol: WFFIX

DLJ Winthrop Municipal Trust Fund: The fund's objective is to provide as high a level of total return as is consistent with capital preservation by investing principally in high-grade tax-exempt municipal securities.* The fund attempts to maximize total return by actively managing the maturities of the bonds in its portfolio to reflect the Advisor's assessment of anticipated interest rate movements and relative yields. With a focus on capital preservation, the fund: invests primarily in investment-grade bonds and notes; holds primarily intermediate-term maturities to help reduce the risk associated with longer-term bonds; and provides for lower volatility by diversifying investments potentially among all 50 states.
* Income may be subject to the alternative minimum tax.

Fund Manager: Marybeth B. Leithead
Quotron Symbol: WMUTX

DLJ Winthrop International Equity Fund: The fund's investment objective is long-term growth of capital by investing in equity securities from established non-U.S. markets. To accomplish this, the fund manager looks to invest in countries with favorable prospects for economic growth and industries in each country that are reasonably-valued and typically offer reliable earnings and high quality management.

Fund Manager: Robert deGuigne, AXA Asset Management Partenaires
Quotron Symbol: WIEAX

DLJ Winthrop Developing Markets Fund: The fund's investment objective is long-term growth by investing in common stocks and other equity securities of companies from developing countries. The fund seeks to identify countries and industries where economic and political factors are likely to produce above-average growth. The fund manager uses fundamental analysis to select individual securities that demonstrate: a strong potential for expansion; a trend toward modernizing production and high levels of economic growth.

Fund Manager: Robert deGuigne, AXA Asset Management Partenaires
Quotron Symbol: WDMAX